EXHIBIT 99.2

EXECUTION COPY

9938982 CANADA INC.

November 21, 2016
Performance Sports Group Ltd.
100 Domain Drive
Exeter, NH 03833
Attention: Michael Wall

Re:            Extension of Deadline for Bid Procedures Motion

Dear Michael:

Reference is made to the Superpriority Debtor-In-Possession Term Loan Credit Agreement (the “Credit Agreement”), dated as of October 31, 2016 (as amended, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”; capitalized terms not otherwise defined herein shall have the meaning ascribed to same in the Credit Agreement), among Performance Sports Group Ltd. (“you”), the other Credit Parties from time to time party thereto, the financial institutions from time to time party thereto as Lenders (the “Lenders”, and each, a “Lender”), and 9938982 Canada Inc., as administrative agent and collateral agent (in such capacities, together with its successors and assigns in such capacities, the “Administrative Agent”) for the Lenders.

Pursuant to Section 12.03 of the Credit Agreement, this letter (this “Letter”) serves as notice to you that, pursuant to Section 8.14 of the Credit Agreement, the Lender identified on the signature pages attached hereto (the “Consenting Lender”), constituting the Required Lenders, hereby approves extension of the date by which the Credit Parties must obtain the Bid Procedures Order, as required under Section 8.14(c) of the Credit Agreement, to the earlier of (a) the date required under Section 8.15(c) of the ABL DIP Credit Agreement, as amended, and (b) December 1, 2016.  The Credit Parties hereby agree that the hearing with the U.S. Bankruptcy Court for the Final Financing Order shall commence no later than November 30, 2016.

Each Credit Party hereby represents and warrants that each of the representations and warranties made by any Credit Party set forth in Article 7 of the Credit Agreement or in any other Credit Document are true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty) on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such date (without duplication of any materiality standard set forth in any such representation or warranty).
The Credit Agreement and the other Credit Documents shall be and remain in full force and effect in accordance with their terms and hereby are ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Letter shall not operate as a waiver or an amendment of any right, power, or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Credit Document, as in effect prior to the date hereof.  Each Credit Party hereby ratifies and confirms in all respects all of its obligations under the Credit Agreement and the other Credit Documents to which it is a party.
Except to the extent governed by the Bankruptcy Code, this Letter shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles, but including Section 5-1401 of the New York General Obligations Law.

This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile, pdf or electronic signature shall be as effective as delivery of a manually executed counterpart of this Amendment.
The Credit Parties agree, pursuant to the terms of Section 12.01 of the Credit Agreement, to pay on demand all reasonable invoiced out-of-pocket costs and expenses of the Lenders and the Administrative Agent incurred in connection with the transactions contemplated hereby to the extent not previously paid or paid on the date hereof.
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[Remainder of Page Intentionally Left Blank;
Signature Pages Follow]

IN WITNESS WHEREOF, the Lender has caused this Letter to be duly executed as of the date first above written.

LENDER: 9938982 CANADA INC.

By:	/s/ Paul Desmarais III
	Name:	Paul Desmarais III
	Title:	Executive Chairman

By:	/s/ Samuel Robinson
	Name:	Samuel Robinson
	Title:	President

[Signature Page to Letter re Section 8.14(c) of Term Loan DIP Credit Agreement]

ACKNOWLEDGED AND AGREED:
CREDIT PARTIES:	PERFORMANCE SPORTS GROUP LTD.

BAUER HOCKEY, INC.

BAUER HOCKEY CORP.

BAUER HOCKEY RETAIL INC.

BAUER HOCKEY RETAIL CORP.

BAUER PERFORMANCE SPORTS UNIFORMS INC.

BAUER PERFORMANCE SPORTS UNIFORMS CORP.

BPS DIAMOND SPORTS INC.

BPS DIAMOND SPORTS CORP.

BPS US HOLDINGS INC.

BPS CANADA INTERMEDIATE CORP.

EASTON BASEBALL / SOFTBALL INC.

EASTON BASEBALL / SOFTBALL CORP.

KBAU HOLDINGS CANADA, INC.

PERFORMANCE LACROSSE GROUP INC.

PERFORMANCE LACROSSE GROUP CORP.

PSG INNOVATION INC.

PSG INNOVATION CORP.

	By:	/s/ Michael J. Wall
	Name:	Michael J. Wall
	Title:	Executive Vice President, General Counsel & Corporate Secretary

[Signature Page to Letter re Section 8.14(c) of Term Loan DIP Credit Agreement]